UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement, dated as of September 17, 2021 (the “Stipulation”) is entered into by and among (a) plaintiffs in the Federal Actions (defined below) and the Delaware Actions (defined below): Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, City of Pontiac Police and Fire Retirement System (“Pontiac Police & Fire”), Jesse Rezendes, Amer Dastgir, Bernard Leavy (who filed a books-and-records action), Robert Lowinger, and Proposed Intervenor Dennis Palkon (collectively, “Shareholders”), on behalf of nominal defendant World Wrestling Entertainment, Inc. (“WWE” or the “Company”); (b) defendants in the Federal Actions and the Delaware Actions: Vincent K. McMahon, Stephanie McMahon, Paul Levesque, Frank A. Riddick, III, Stuart U. Goldfarb, Laureen Ong, Robyn W. Peterson, Man Jit Singh, Jeffrey R. Speed, Alan M. Wexler, George A. Barrios, Michelle D. Wilson, Patricia A. Gottesman, and nominal defendant WWE (collectively, “Defendants”); and (c) the demand review committee (the “DRC”) established by the independent members of WWE’s board of directors (the “Board”) to review the pre-suit litigation demands submitted to the Board by Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and Pontiac Police & Fire (the “Litigation Demands”),  by and through their respective undersigned counsel.  Subject to the approval of this Court and the terms and conditions expressly provided herein, this Stipulation is intended to fully and finally resolve the Federal Actions,  the Delaware Actions, and the Litigation Demands (collectively, the “Claims”).

WHEREAS:

A. On April 24, 2020, Ryan Merholz and Melvyn Klein, derivatively on behalf of WWE, filed a complaint against certain defendants in this Court, Case No. 3:20-cv-00557-VAB (the “Merholz I Action”).

B. On May 7, 2020, Daniel Kooi, derivatively on behalf of WWE, filed a complaint against certain defendants in Connecticut state court, which was removed to this Court on June 1, 2020,  Case No. 3:20-cv-00743-VAB (the “Kooi Action”).

C. On June 2, 2020, Rodney Nordstrom, derivatively on behalf of WWE, filed a complaint against certain defendants in Connecticut state court, which was removed to this Court on July 1, 2020,  Case No. 3:20-cv-00904-VAB (the “Nordstrom Action”).

D. On August 28, 2020, Defendants moved to dismiss the then-operative complaints filed in the Merholz I Action, the Kooi Action, and the Nordstrom Action.
E. On October 21, 2020, Bernard Leavy filed a complaint against WWE in the Delaware Court seeking to compel inspection of books and records under 8 Del. C. § 220, Case No. 2020-0907-KSJM.

F. On October 23, 2020, Dennis Palkon moved for (a) permissive intervention into the Merholz I Action, the Kooi Action, and the Nordstrom Action; (b) appointment of lead counsel; and (c) denial of Defendants’ motions to dismiss the then-operative complaints in the Merholz I Action, the Kooi Action, and the Nordstrom Action as moot (the “Motion to Intervene”).  On October 28, 2020, Bernard Leavy filed a Notice of Joinder to the Motion to Intervene.

G. On November 6, 2020, following oral argument, this Court granted Defendants’ motions to dismiss the then-operative complaints in the Merholz I Action, the Kooi Action, and the Nordstrom Action.

H. On November 20, 2020, Defendants filed an opposition to the Motion to Intervene, to which Dennis Palkon filed a reply on December 4, 2020.    On November 18, 2020, Defendants also filed a separate opposition to Bernard Leavy’s Notice of Joinder, to which he filed a reply on December 2, 2020.  The Court has not yet ruled on the Motion to Intervene.

I. On June 9, 2021, certain Defendants removed a complaint filed in Connecticut state court by Ryan Merholz and Nicholas Jimenez,  derivatively on behalf of WWE, to this Court,  Case No. 3:21-cv-00789-VAB.

J. On June 10, 2021, Jesse Rezendes, derivatively on behalf of WWE, filed a complaint against certain defendants in this Court, Case No. 3:21-cv-00793-VAB.
K. On June 10, 2021, Amer Dastgir, derivatively on behalf of WWE, filed a complaint against defendants in the Delaware Court, Case No. 2021-0513-LWW.
L. On July 7, 2021, certain defendants removed a complaint filed in Connecticut state court by Pontiac Police & Fire, derivatively on behalf of WWE, to this Court, Case No. 3:21-cv-00930-VAB.
M. On July 27, 2021, Robert Lowinger, derivatively on behalf of WWE, filed a complaint against certain Defendants in the Delaware Court, Case No. 2021-0656-LWW.

N. As a result of extensive, arm’s-length negotiations beginning in January 2021, the Parties reached an agreement in principle to settle the Claims, which was memorialized in a Settlement Term Sheet (the “Term Sheet”) executed on August 16, 2021.  The Term Sheet set forth, among other things, the Parties’ agreement to resolve the Claims in exchange for the Modified Corporate Governance and Oversight Functions set forth in Exhibit A hereto, subject to certain terms and conditions and the execution of a customary “long form” stipulation and agreement of settlement and related papers.

O. This Stipulation (together with the exhibits hereto) reflects the final and binding agreement among the Parties and supersedes the Term Sheet.

P. The DRC has recommended to the independent directors of WWE’s Board that the proposed Settlement on the terms and conditions set forth in this Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and that the substantive terms of the Settlement are in the best interests of WWE and its shareholders relative to the likely costs and rewards of litigation.

Q. WWE, acting through its independent directors, then reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the terms of the Settlement, as set forth in this Stipulation, confer substantial benefits on and are in the best interests of WWE and its shareholders.

R. In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in this Stipulation, counsel for the Parties did not engage in any negotiations, and did not reach any agreement as to, the amount of any application by Shareholders’ Counsel for an award of attorneys’ fees and expenses until the material terms of the Settlement were negotiated at arm’s-length and agreed upon.

S. Shareholders brought their claims in good faith and continue to believe that their claims have merit, and Shareholders’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the Claims.  However, Shareholders’ and Shareholders’  Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Claims through trial and possible appeals.  Shareholders’ Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation.  Based on Shareholders’ and Shareholders’  Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Shareholders’ Counsel have concluded that the Settlement as set forth in this Stipulation, is fair, reasonable, and adequate, confers substantial benefits upon, and is in the best interests of WWE and its shareholders.  Based on Shareholders’ direct oversight of the prosecution of respective Claims and with the advice of their counsel, Shareholders have agreed to settle the Claims pursuant to the terms and provisions of this Stipulation, after considering (a) the substantial corporate governance protections provided under the proposed Settlement; (b) the uncertain outcome, inherent delays, and significant risks of continued litigation; and (c) the desirability of permitting the Settlement to be consummated as provided by the terms of this Stipulation.

T. Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Claims, and expressly maintain that they have complied with their statutory, fiduciary, and other legal or equitable duties, and are entering into this Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation.  Shareholders represent that the Claims have been initiated, filed, and prosecuted by Shareholders in good faith, and Defendants represent that the Claims have been defended in good faith.  The Parties agree that the Claims are being voluntarily settled with the advice of counsel and that the terms of the Settlement are fair, reasonable, and adequate, confer substantial benefits on, and are in the best interests of WWE and its shareholders.

NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and among the Parties through their respective undersigned attorneys and subject to the approval of the Court, that, in consideration of the benefits flowing to the Parties from the Settlement, all Released Shareholders’ Claims as against the Released Defendants’ Persons and all Released Defendants’ Claims as against the Released Shareholders’ Persons shall be settled and released, upon and subject to the terms and conditions set forth below.

CERTAIN DEFINITIONS

1. As used in this Stipulation and all exhibits attached hereto and made a part of this Stipulation, the following capitalized terms shall have the following meanings:
(a) “Actions” means the Delaware Actions and the Federal Actions.
(b) “Claims” means the claims asserted in the Delaware Actions, the Federal Actions, and the Litigation Demands.

(c) “Delaware Actions” means the stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW,  and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW.

(d) “Delaware Court” means the Court of Chancery of the State of Delaware.
(e) “Delaware Plaintiffs” means Amer Dastgir, Bernard Leavy, and Robert Lowinger.

(f) “Delaware Plaintiffs’ Counsel” means the law firms Abraham, Fruchter & Twersky llp; Smith, Katzenstein & Jenkins LLP; Rigrodsky Law, P.A.; Grabar Law Office; Schubert Jonckheer & Kolbe LLP; and deLeeuw Law LLC,  counsel for the Delaware Plaintiffs.

(g) “Defendants’ Counsel” means Paul, Weiss, Rifkind, Wharton & Garrison LLP; Day Pitney LLP; and K&L Gates LLP, counsel for Defendants and WWE.
(h) “DRC” means the demand review committee established by the independent members of WWE’s Board to review the Litigation Demands.
(i) “DRC Counsel” means Simpson Thacher & Bartlett LLP, counsel for the DRC.

(j) “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in paragraph 19 of this Stipulation have been met and have occurred or have been waived.

(k) “Federal Actions” means the stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB,  Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB,  Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB,  Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB,  Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB.

(l) “Federal District Court” or “Court” means the United States District Court for the District of Connecticut.
(m) “Federal Plaintiffs” means Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, Pontiac Police & Fire, and Jesse Rezendes.

(n) “Federal Plaintiffs’ Counsel” means the law firms Gainey McKenna & Egleston; The Weiser Law Firm, P.C.; Aeton Law Partners LLP; Moore Kuehn, PLLC; Robbins Geller Rudman & Dowd LLP; and Levi & Korsinsky, LLP, counsel for the Federal Plaintiffs.

(o) “Final” with respect to the Judgment or any other court order means:  (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the Judgment or order; or (ii) if there is an appeal from the Judgment or order, (a) the date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise, or (b) the date the Judgment or order is finally affirmed on appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review, and, if certiorari or other form of review is granted, the date of final affirmance following review pursuant to that grant.  However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to any award of attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final.

(p) “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit E, to be entered by the Federal District Court approving the Settlement.
(q) “Litigation Demands” means the pre-suit litigation demands submitted to WWE’s Board by Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and Pontiac Police & Fire.
(r) “Litigation Demand Shareholders” means Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and Pontiac Police & Fire.

(s) “Litigation Demand Subjects” means those persons named as potential targets of any investigation in the Litigation Demands, including Vincent K. McMahon, Stephanie McMahon, Paul Levesque, Frank A. Riddick, III, Stuart U. Goldfarb, Laureen Ong, Robyn W. Peterson, Man Jit Singh, Jeffrey R. Speed, Alan M. Wexler, George A. Barrios, Michelle D. Wilson, Patricia A. Gottesman, and Kevin Dunn.

(t) “Notice” means the Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (II) Settlement Hearing; and (III) Motion

for an Award of Attorneys’ Fees and Litigation Expenses, substantially in the form attached hereto as Exhibit C.
(u) “Parties” means Shareholders, Defendants, and the DRC.
(v) “Proposed Intervenor” means Dennis Palkon.
(w) “Proposed Intervenor’s Counsel” means the law firms Bernstein Litowitz Berger & Grossmann LLP; Robbins LLP; Motley Rice LLC; and RM Law, P.C., counsel for the Proposed Intervenor.
(x) “Released Claims” means, collectively, the Released Defendants’ Claims and the Released Shareholders’ Claims.

(y) “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the Claims, except for claims to enforce the Settlement.

(z) “Released Defendants’ Persons” means Defendants, Litigation Demand Subjects, Defendants’ Counsel, the DRC, DRC Counsel, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, immediate family members, insurers, reinsurers, and attorneys.

(aa) “Released Persons” means, collectively, the Released Defendants’ Persons and the Released Shareholders’ Persons.

(bb) “Released Shareholders’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that (i) were or could have been asserted by Shareholders or any other WWE shareholder derivatively on behalf of WWE, or by WWE directly, and (ii) arise out of or relate to the allegations, transactions, facts, matters, disclosures, or non-disclosures set forth in, or the defense of, the Federal Actions, the Delaware Actions, or the Litigation Demands,  including all claims relating to the Board’s and DRC’s responses to the Litigation Demands and the books-and-records claims asserted by Plaintiff Bernard Leavy.  The Released Shareholders’ Claims do not include:  (i)  claims to enforce the Settlement; (ii) claims that were settled in the federal securities action, titled City of Warren Police and Fire Retirement System v. World Wrestling Entertainment, Inc., et al., Case No. 1:20-cv-02031-JSR (S.D.N.Y.); (iii) any direct claims of WWE shareholders, except for the books-and-records claims asserted by Plaintiff Bernard Leavy; and (iv) all claims, rights, or obligations of WWE or the individual Defendants regarding indemnification, advancement, contribution, or insurance or reinsurance matters.

(cc) “Released Shareholders’ Persons” means Shareholders,  Shareholders’ Counsel, all other current WWE shareholders (solely in their capacity as WWE shareholders), and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, immediate family members, insurers, reinsurers, and attorneys, provided, however, that the term "Released Shareholders' Persons" shall not include any Defendants' Released Persons in their capacity as WWE shareholders.

(dd) “Releases” means the releases set forth in paragraphs 4-5 of this Stipulation.

(ee) “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit B, to be entered by the Court preliminarily approving the Settlement and directing notice of the Settlement.

(ff) “Settlement” means the resolution of the Federal Action, the Delaware Actions, and the Litigation Demands on the terms and conditions set forth in this Stipulation.

(gg) “Settlement Hearing” means the hearing set by the Court to, among other things, consider final approval of the Settlement.

(hh) “Shareholders” means Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, Pontiac Police & Fire, Jesse Rezendes, Amer Dastgir, Bernard Leavy, Robert Lowinger, and Dennis Palkon.

(ii) “Shareholders’ Counsel” means Proposed Intervenor’s Counsel, Delaware Plaintiffs’ Counsel, and Federal Plaintiffs’ Counsel.

(jj) “Summary Notice” means the Summary Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses, substantially in the form attached hereto as Exhibit D.

(kk) “Term Sheet” means the Settlement Term Sheet executed by the Parties on August 16, 2021.

(ll) “Unknown Claims” means any Released Shareholders’ Claims which any Shareholders’ Releasor (as defined in paragraph 4 below) does not know or suspect to exist in his, her, or its favor at the time of the release of such claims and any Released Defendants’ Claims which any Defendants’ Releasors (as defined in paragraph 5 below) does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement.  With respect to any and all Released Shareholders’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Shareholders’ Releasors and Defendants’ Releasors shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A  GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Shareholders’ Releasors and Defendants’ Releasors acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement.

THE SETTLEMENT CONSIDERATION

2. In consideration for the settlement and release of all Released Shareholders’ Claims against the Released Defendants’ Persons,  WWE shall, no later than thirty  (30)  calendar days after the Effective Date of the Settlement, implement the Modified Corporate Governance and Oversight Functions as set forth in Exhibit A hereto.

RELEASE OF CLAIMS

3. The obligations incurred pursuant to this Stipulation are in consideration of the full and final disposition of the Federal Actions, the Delaware Actions, and the Litigation Demands,  and the Releases provided for herein.

4. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Shareholders on behalf of themselves and, by operation of law, representatively on behalf of WWE and all of its shareholders in their capacity as shareholders (together with Shareholders, “Shareholders’ Releasors”) shall release, and Shareholders’ Releasors shall forever be barred and enjoined from prosecuting, any and all Released Shareholders’ Claims against the Released Defendants’ Persons.

5. Pursuant to the Judgment, without further action by anyone, upon the Effective Date of the Settlement, Defendants and the DRC, on behalf of themselves and, by operation of law, representatively on behalf of the other Released Defendants’ Persons (together with Defendants and the DRC, “Defendants’ Releasors”) shall release, and Defendants’ Releasors shall forever be barred and enjoined from prosecuting, any and all Released Defendants’ Claims against the Released Shareholders’ Persons.
6. Notwithstanding paragraphs 4-5 above, nothing in the Judgment shall bar any action by any of the Parties to enforce or effectuate the terms of this Stipulation or the Judgment.

PRELIMINARY APPROVAL ORDER AND NOTICE

7. Promptly upon execution of this Stipulation,  Federal Plaintiffs and Proposed Intervenor will file this Stipulation and its exhibits with the Federal District Court.  Contemporaneously, Federal Plaintiffs and Proposed Intervenor will move the Federal District Court for, and Defendants and the DRC will agree to, the entry of the Preliminary Approval Order, substantially in the form attached hereto as Exhibit B.

8. In accordance with the terms of the Preliminary Approval Order to be entered by the Court,  no later than ten (10) business days after the date of entry of the Preliminary Approval Order,  WWE (or its successor-in-interest) shall (a) file a copy of the Notice as an exhibit to a Form 8-K with the U.  S. Securities and Exchange Commission and (b) post a copy of the Notice and this Stipulation on WWE’s corporate website, which documents shall remain posted on the WWE’s corporate website through the Effective Date of the Settlement.  In accordance with the terms of the Preliminary Approval Order,  WWE (or its successor-in-interest) shall also cause the Summary Notice to be published once as a WWE corporate press release by no later than ten (10) business days after the date of entry of the Preliminary Approval Order.  All Parties agree that the proposed distribution of the Notice and Summary Notice are reasonable, adequate, and sufficient.

9. WWE (or its successor-in-interest) shall assume all administrative responsibility for and provide notice of the Settlement.  WWE (or its successor-in-interest) or its insurers shall assume and pay all costs (including related fees) of providing notice of the Settlement as ordered by the Federal District Court (“Notice Costs”),  regardless of whether the Court approves the

Settlement or the Effective Date otherwise fails to occur, and in no event shall Shareholders or Shareholders’ Counsel be responsible for any Notice Costs.

DISMISSAL OF THE ACTIONS; WITHDRAWAL OF LITIGATION DEMANDS

10. If the Settlement contemplated by this Stipulation is approved by the Court, the Parties shall promptly request that the Federal District Court enter the Judgment, substantially in the form attached hereto as Exhibit E, which will, among other things, finally approve the proposed Settlement and dismiss the Federal Actions with prejudice.

11. Upon the Effective Date of the Settlement, all Litigation Demands shall be deemed to be withdrawn, terminated, and of no further effect.
12. Within five (5) business days of entry of the Judgment, the Parties in the Delaware Actions shall file stipulations and proposed orders of dismissal with prejudice.

ATTORNEYS’ FEES AND LITIGATION EXPENSES

13. All Parties shall bear their own fees and expenses in connection with the Actions, except that, in connection with the approval of the Settlement and in light of the substantial benefits that the Parties acknowledge the Settlement confers on WWE, Shareholders’ Counsel intend to petition the Federal District Court for a collective award of attorneys’ fees and expenses in an amount not to exceed $3,650,000.00 to be paid by WWE’s insurers.  Defendants and the DRC agree not to oppose Shareholders’ Counsel’s application, so long as the total amount of attorneys’ fees and expenses (including any case contribution/incentive awards sought) does not exceed $3,650,000.00.  The Federal District Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the consideration of any fee and expense award to Shareholders and Shareholders’ Counsel, and the failure of the Court to approve any requested fee and expense award, in whole or in part, shall have no effect on the Settlement.

14. Within two (2)  business days of the entry of the Federal District Court’s order awarding attorneys’ fees and expenses to Shareholders’ Counsel, Proposed Intervenor’s Counsel shall deliver to counsel for WWE (attention Daniel J. Kramer, Justin Anderson, and Matthew D. Stachel) completed W-9 forms and wire transfer instructions for payment of the fee and expense award to Proposed Intervenor’s Counsel.

15. Provided that completed W-9 forms and appropriate wire transfer information are first provided to WWE, WWE shall cause its insurers to pay to Proposed Intervenor’s Counsel the full amount of the attorneys’ fees and expenses awarded by the Federal District Court to Shareholders’ Counsel (the “Fee and Expense Award”) within fourteen (14) calendar days of both (i) the entry of the Judgment and, if separate from the Judgment, the Court’s order awarding such fees and expenses and (ii) the dismissal with prejudice of the Delaware Actions (as provided for in paragraph 12 above).  Proposed Intervenor’s Counsel thereafter shall distribute the Fee and Expense Award among Shareholders’ Counsel.  The full amount of the Fee and Expense Award shall be timely paid to Shareholders’ Counsel notwithstanding the existence of any timely filed objections to the application for, or the Court’s approval of, the Fee and Expense Award, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof.

16. The payment of the Fee and Expense Award to Shareholders’ Counsel shall be subject to Shareholders’ Counsel’s several obligation to make appropriate refunds or repayments within fourteen (14) calendar days to WWE’s insurers if the Settlement is terminated or if, as a result of any appeal or further proceedings on remand or successful collateral attack, the Fee and Expense Award is reduced or reversed and such order reducing or reversing the award has become Final.

17. Proposed Intervenor’s Counsel shall allocate the Fee and Expense Award among Shareholders’ Counsel in a manner which they, in good faith, believe reflects the contributions of such counsel to the institution, prosecution, and settlement of the Claims.  The Released Defendants’ Persons shall have no involvement in, responsibility for, or liability whatsoever with respect to the allocation or award of the Fee and Expense Award amongst Shareholders’ Counsel.

18. Shareholders and Shareholders’ Counsel agree that they shall only seek any award of attorneys’ fees and expenses and any case contribution/incentive awards from the Federal District Court.  For the avoidance of doubt, the Parties did not engage in any negotiations, and did not reach any agreement as to Shareholders’ Counsel’s attorneys’ fees and expenses, until the material terms of the Settlement were agreed upon.

CONDITIONS OF SETTLEMENT AND EFFECT OF TERMINATION

19. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events:
(a) the Federal District Court has entered the Preliminary Approval Order, substantially in the form set forth in Exhibit B attached hereto;

(b) the Federal District Court has approved the Settlement as described herein and entered the Judgment, substantially in the form set forth in Exhibit E attached hereto, and the Judgment has become Final; and

(c) the dismissal with prejudice of the Delaware Actions.

20. Shareholders (provided they unanimously agree amongst themselves), on the one hand, and Defendants and the DRC (provided they unanimously agree amongst themselves), on the other hand, shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other Parties within thirty (30) calendar days of:  (a) the Court’s final refusal to enter the Preliminary Approval Order in any material respect; (b) the Court’s final refusal to approve the Settlement or any material part thereof; (c) the Court’s final refusal to enter the Judgment in any material respect as to the

Settlement; or (d) the date upon which an order vacating, modifying, revising or reversing the Judgment becomes Final, and the provisions of paragraph 21 below shall then apply.  However, any decision or proceeding, whether in this Court or any appellate court, solely with respect to Shareholders’ Counsel’s application for an award of attorneys’ fees or expenses shall not be considered material to the Settlement, shall not affect the finality of the Judgment, and shall not be grounds for termination of the Settlement.

21. If Shareholders, on the one hand, or Defendants and the DRC, on the other hand, exercise their right to terminate the Settlement pursuant to paragraph 20 above, then:  (a) the Settlement and the relevant portions of this Stipulation shall be canceled; (b) the Parties shall each revert to their respective positions in the Claims as of immediately prior to the execution of the Term Sheet on August 16, 2021; (c) the terms and provisions of the Term Sheet and this Stipulation, with the exception of this paragraph 21 and paragraphs 1, 9, 16,  22,  40, 42, and 43 of this Stipulation, shall have no further force and effect with respect to the Parties and shall not be used in the Claims or in any other proceeding for any purpose, and the Parties shall proceed in all respects as if the Term Sheet and this Stipulation had not been entered; (d) all negotiations, proceedings, documents prepared, and statements made in connection with the Term Sheet, the Stipulation, and settlement discussions shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceedings in the Actions or in any other action or proceeding; (e) Shareholders shall not make any argument that the DRC has unduly delayed or acted somehow improperly based on the stay of proceedings between August 16, 2021 and the date the Settlement is not approved or is terminated for any reason; and (f)  the Judgment and any other order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc.

NO ADMISSION OF WRONGDOING

22. Neither the Term Sheet, this Stipulation (whether or not consummated), including the exhibits hereto, the negotiations leading to the execution of the Term Sheet and this Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, this Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith):

(a) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Shareholders or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Claims or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; or

(b) shall be offered against any of the Released Shareholders’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession or admission by any of the Released Shareholders’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement consideration or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Shareholders’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; provided, however, that if this Stipulation is approved by the Court, the Parties, the

Released Persons, and their respective counsel may refer to it to effectuate the protections from liability granted under the Stipulation or otherwise to enforce the terms of the Settlement.

NON-ASSIGNMENT OF CLAIMS

23. Shareholders represent and warrant that they (i) have been shareholders of WWE at the times of the transactions they complained of in their respective Actions and Litigation Demands to the present; (ii) continue to hold WWE stock as of the date of this Stipulation; and (iii) shall continue to hold WWE stock through the Effective Date of the Settlement.  Shareholders and Shareholders’ Counsel represent and warrant that none of the claims or causes of action asserted in their respective Actions or Litigation Demands, or any claims they could have alleged, has been assigned, encumbered, or in any manner transferred in whole or in part.

NO WAIVER

24. Any failure by any Party to insist upon strict performance by any other Party of any of the provisions of this Stipulation shall not be deemed a waiver of any of the Stipulation’s provisions, and such Party, notwithstanding such failure, shall have the right thereafter to insist on the strict performance of any and all of the provisions of this Stipulation to be performed by such other Party.  No waiver, express or implied, by any Party of any breach or default in the performance by the other Party of its obligations under this Stipulation shall be deemed or construed to be a waiver of any other breach, whether prior, subsequent, or contemporaneous, under this Stipulation.

STAY AND TEMPORARY INJUNCTION

25. Pending entry of the Judgment by the Court, the Parties agree to stay proceedings in the Actions and the Litigation Demands, and Shareholders agree not to initiate any other proceedings bringing any Released Shareholders’ Claim against any Released Defendants’ Person and Defendants and the DRC agree not to initiate any other proceedings bringing any Released

Defendants’ Claims against any Released Shareholders’ Person, other than those proceedings incident to the Settlement itself.

26. Subject to an order of the Court, until the earlier of the Effective Date or an order of the Court substantially denying or declining to approve the Settlement in accordance with this Stipulation, the commencement or prosecution of (i) any action asserting any Released Shareholders’ Claims against any of the Released Defendants’ Persons and any Released Defendants’ Claims against any of the Released Shareholders’ Persons and (ii) any action asserting any Released Defendants’ Claims against any of the Released Plaintiffs’ Persons and any action asserting any Released Defendants’ Claims against any of the Released Shareholders’ Persons will be barred and enjoined.  The Parties agree to use their reasonable best efforts to prevent, stay, seek dismissal of, or oppose entry of any interim or final relief against any of the Released Persons in any other litigation that brings any Released Claims.

MISCELLANEOUS PROVISIONS

27. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein.  Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail.

28. The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Shareholders’ Releasors against the Released Defendants’ Persons with respect to the Released Shareholders’ Claims.  No Party shall assert any claims of any violation of Rule 11 of the Federal Rules of Civil Procedure, and state law equivalents, relating to the institution, prosecution, defense, or settlement of the Actions.  The Parties agree that the terms of the Settlement were negotiated at arm’s length and in good faith by the Parties, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.

29. While retaining their right to deny that the claims asserted in the Actions and the Litigation Demands were meritorious, Defendants, the DRC, and their respective counsel, in any statement made to any media representative (whether or not for attribution) will not assert that the Actions or the Litigation Demands were commenced or prosecuted in bad faith, nor will they deny that the Actions or the Litigation Demands were commenced and prosecuted in good faith and are being settled voluntarily after consultation with competent legal counsel.  In all events, Shareholders and their counsel and Defendants, the DRC, and their counsel shall not make any accusations of wrongful or actionable conduct by any Party concerning the prosecution, defense, and resolution of the Actions or the Litigation Demands, and shall not otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged in the Actions or the Litigation Demands.

30. The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived except by a writing signed on behalf of each of the Parties (or their successors-in-interest).

31. The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

32. The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Federal District Court, and the Federal District Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and expenses to Shareholders’ Counsel, and case contribution awards for Shareholders, and enforcing the terms of this Stipulation.

33. This Stipulation and its exhibits constitute the entire agreement among the Parties concerning the Settlement and this Stipulation and its exhibits.  All Parties acknowledge that no other agreements, representations, warranties, or inducements have been made by any Party concerning this Stipulation or its exhibits, other than those contained and memorialized in such documents.

34. This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via email.  All executed counterparts and each of them shall be deemed to be one and the same instrument.

35. This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Released Persons and any corporation, partnership, or other entity into or with which any Party may merge, consolidate, or reorganize.

36. The construction, interpretation, operation, effect, and validity of this Stipulation and all documents necessary to effectuate it shall be governed by the internal laws of the State of Delaware without regard to conflicts of laws, except to the extent that federal law requires that federal law govern.

37. Any action arising under or to enforce this Stipulation or any portion thereof, shall be commenced and maintained only in the Court.

38. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s-length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation.

39. All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms.

40. Shareholders’ Counsel and Defendants’ Counsel agree to cooperate fully with one another in seeking Court approval of the Preliminary Approval Order and the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement.

41. If any Party is required to give notice to another Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or facsimile or email transmission, with confirmation of receipt.  Notice shall be provided as follows:

If to Shareholders or Shareholders’ Counsel:

Bernstein Litowitz Berger
   & Grossmann LLP

Attn:  Mark Lebovitch, Esq.

1251 Avenue of the Americas

New York, NY 10020

Telephone:  (212) 554-1400

Facsimile:  (212) 554-1444

Email:  MarkL@blbglaw.com

Robbins LLP
Attn:  Gregory E. Del Gaizo, Esq.

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

E-mail: gdelgaizo@robbinsllp.com

If to Defendants:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attn:  Daniel J. Kramer, Esq.

1285 Avenue of the Americas

New York, NY 10019-6064
Telephone: (212) 373-3000

Facsimile: (212) 757-3990

E-mail: dkramer@paulweiss.com

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attn:  Justin Anderson, Esq.

2001 K Street, NW

Washington, DC 20006-0047
Telephone: (202) 223-7300

Facsimile: (202) 223-7420

E-mail: janderson@paulweiss.com

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attn:  Matthew D. Stachel, Esq.

500 Delaware Avenue, Suite 200

P.O. Box 32

Wilmington, DE 19899-0032
Telephone: (302) 655-4410

Facsimile: (302)  655-4420

E-mail: mstachel@paulweiss.com

If to the DRC:

Simpson Thacher & Bartlett LLP
Attn:  Paul Curnin, Esq.

         Elizabeth Wilkerson, Esq.
425 Lexington Avenue

New York, NY 10017

Telephone: (212) 455-2000

Facsimile:    (212) 455-2502

E-mail:  pcurnin@stblaw.com

             elizabeth.wilkerson@stblaw.com

42. Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, or the Effective Date occurs, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed, and proceedings in connection with the Stipulation confidential.

43. All agreements made and orders entered in connection with the Claims relating to the confidentiality of information shall survive this Settlement.

44. The Court shall retain jurisdiction to implement and enforce the terms of the Stipulation and the Judgment finally approving the Settlement, and to consider any matters or disputes arising out of or relating to the Settlement, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and the Judgment, and for matters or disputes arising out of or relating to the Settlement.

IN WITNESS WHEREOF, the Parties have caused this Stipulation to be executed, by their duly authorized attorneys, as of September 17, 2021.

Proposed Intervenor Dennis Palkon

gdelgaizo@robbinsllp.com

Proposed Intervenor Dennis Palkon

Hartford, CT 06103

acsimile: 860.882.1682

 bnarwold@motleyrice.com

Proposed Intervenor Dennis Palkon

gegleston@gme-law.com

tjmckenna@gme-law.com

Plaintiffs Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, and City of Pontiac Police and Fire Retirement System

Plaintiff Daniel Kooi

Plaintiff Rodney Nordstrom

(619) 231-7423

PlaintiffCity of Pontiac Police and Fire Retirement System

th Floor

Plaintiff Jesse Rezendes

Seth D. Rigrodsky

(302) 295-5310

Plaintiff Amer Dastgir

Jeffrey S. Abraham

MKlein@aftlaw.com

Plaintiff Robert Lowinger

Dustin L. Schubert

3 Embarcadero Center, Suite 1650

San Francisco, CA 94111

Telephone: (415) 788-4220

Facsimile: (415) 788-0161

E-mail: dschubert@sjk.law

Plaintiff Bernard Leavy

Daniel J. Kramer

       Telephone: (212) 373-3000

Nominal Defendant World Wrestling Entertainment, Inc.

Paul C. Curnin

Telephone: (212) 455-2000

BERNSTEIN LITOWITZ BERGER

  & GROSSMANN LLP

By:__________________________

Mark Lebovitch

1251 Avenue of the Americas, 44th Floor

New York, NY 10020

Telephone:  (212) 554-1400

Facsimile:  (212) 554-1444

Counsel for Proposed Intervenor Dennis Palkon

ROBBINS LLP

By:__________________________

Gregory E. Del Gaizo

Brian J. Robbins (CT 417036)

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

E-mail: brobbins@robbinsllp.com

            gdelgaizo@robbinsllp.com

Counsel for Proposed Intervenor Dennis Palkon

MOTLEY RICE LLC

By:__________________________

William H. Narwold

One Corporate Center
Hartford, CT 06103

Facsimile: 860.882.1682

E-mail:  bnarwold@motleyrice.com

Counsel for Proposed Intervenor Dennis Palkon

GAINEY MCKENNA & EGLESTON

By:__________________________

Gregory M. Egelston

Thomas J. McKenna

501 Fifth Avenue, 19th Floor

New York, NY 10017

Telephone: (212) 983-1300

Facsimile: (212) 983-0383

Email: gegleston@gme-law.com

Email: tjmckenna@gme-law.com

Counsel for Plaintiffs Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, and City of Pontiac Police and Fire Retirement System

THE WEISER LAW FIRM, P.C.

By:__________________________

Robert B. Weiser

22 Cassatt Avenue

Berwyn, PA 19312

Telephone: (610) 225-2677

rw@weiserlawfirm.com

Counsel for Plaintiff Daniel Kooi

MOORE KUEHN, PLLC

By:__________________________

     Fletcher W. Moore

Moore Kuehn, PLLC

30 Wall Street, 8th Floor

New York, NY 10005

Telephone:(212) 709-8245

fmoore@moorekuehn.com

Counsel for Plaintiff Rodney Nordstrom

ROBBINS GELLER RUDMAN

  & DOWD LLP

By:__________________________

     Travis E. Downs III

655 W Broadway

San Diego, CA 92101

Telephone:

Facsimile: (619) 231-7423

travisd@rgrdlaw.com

Counsel for PlaintiffCity of Pontiac Police and Fire Retirement System

LEVI & KORSINSKY, LLP

By:__________________________

     Gregory M. Nespole

Daniel Tepper

Ryan Messina

55 Broadway, 10th Floor

New York, NY 10006

T. (212) 363-7500

gnespole@zlk.com

dtepper@zlk.com

rmessina@zlk.com

Counsel for Plaintiff Jesse Rezendes

RIGRODSKY LAW, P.A.

By:__________________________

     Seth D. Rigrodsky

300 Delaware Avenue, Suite 210

Wilmington, DE 19801

Telephone: (302) 295-5310

Counsel for Plaintiff Amer Dastgir

Abraham, Fruchter & Twersky llp

By:___________________________

     Jeffrey S. Abraham

Michael J. Klein

450 Seventh Avenue, 38th Floor

New York, NY 10123

Tel: (212) 279-5050

JAbraham@aftlaw.com
MKlein@aftlaw.com

Counsel for Plaintiff Robert Lowinger

Schubert Jonckheer & kolbe LLP

By:___________________________

    Dustin L. Schubert

     3 Embarcadero Center, Suite 1650

     San Francisco, CA 94111

     Telephone: (415) 788-4220

     Facsimile: (415) 788-0161

     E-mail: dschubert@sjk.law

Counsel for Plaintiff Bernard Leavy

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

By:__________________________

     Daniel J. Kramer

       1285 Avenue of the Americas

       New York, NY 10019-6064
       Telephone: (212) 373-3000

       Facsimile: (212) 757-3990

     E-mail: dkramer@paulweiss.com

Counsel for Defendants and Nominal Defendant World Wrestling Entertainment, Inc.

Simpson Thacher & Bartlett LLP

By:__________________________

     Paul C. Curnin

     425 Lexington Avenue

     New York, NY 10017

       Telephone: (212) 455-2000

       Facsimile: (212) 455-2502

     E-mail: pcurnin@stblaw.com

Counsel for the DRC

Exhibit A

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

Modifications to Corporate Governance and Oversight Functions

World Wrestling Entertainment, Inc. (“WWE” or the “Company”) must, to the extent necessary, modify its corporate governance and oversight functions to comply with the following items. WWE’s board of directors (the “Board”) must (1) approve a resolution obligating WWE to comply with the following within thirty days of final settlement approval and (2) maintain them for at least seven years from the date of implementation.  The following corporate governance matters may be modified after seven calendar years by a majority vote of a committee consisting of the then-sitting independent members of the Board in the good-faith exercise of such directors’ business judgment that a modification or elimination of them would be in the best interest of WWE and its stockholders.

1. Amend and Restate Its Insider Trading Policy.  WWE shall amend and restate its insider trading policy to be the policy attached hereto as Exhibit 1.  WWE shall publish the policy in a way that is readily available to the public.  It shall also alert all employees and directors to the amended and restated insider trading policy.  All new hires of WWE will be provided with a copy of the insider trading policy.  WWE’s independent directors shall be responsible for the oversight of the insider trading policy and shall have regular access to the Company’s Chief Legal Officer and Deputy General Counsel, including the opportunity to meet with those executive officers outside of the presence of any other senior executives.  At least once annually, WWE’s independent directors shall receive a written report from WWE’s Company’s Chief Legal Officer and Deputy General Counsel regarding their monitoring of the insider trading policy and any violations thereof, including appropriate actions taken in response to non-compliance.
2. Board Reporting Controls. The Board reporting functions shall be consistent with the following.

Management will immediately report to the Board the cancellation, termination, or overtly threatened breach of any “Material Contract,” defined as: (i) a material contract in the instructions to Item 1.01 Entry into a Material Definitive Agreement of the SEC’s Form 8-K Current Report; or (ii) any contract that is reasonably likely to have a material effect on WWE’s reported financial results, or guidance, or internal forecasting.

Management shall provide to the Board, at least quarterly, a report containing: (i) any notices of default in any Material Contract; (ii) any delay of over thirty days of a payment required in any Material Contract; (iii) any nonpayment owed under a Material Contract; and (iv) any written requests or agreements to materially modify the payment terms or payment structure of any Material Contract.

Management shall immediately report to the Board on any issues that arise with respect to the quality or integrity of WWE’s financial statements, WWE’s compliance with legal or regulatory requirements, WWE’s performance and independence of WWE’s independent auditors, and the performance of the Company’s internal audit function.

Amended and Restated Insider Trading Policy

Purpose

The Board of Directors has adopted this Amended and Restated Policy Statement Governing Insider Trading (“Policy”) to provide guidance to anyone who works for World Wrestling Entertainment, Inc. or any of its subsidiaries or affiliates (“WWE” or the “Company”) with respect to trading in the Company’s securities as well as in securities of publicly traded companies with whom we have any business relationship.

This Policy is designed to promote compliance with applicable securities laws by the Company and all of its directors, officers and employees, in order to preserve the Company’s reputation for integrity and ethical conduct and to provide guidelines with respect to transactions in the securities of the Company and the handling of confidential information about the Company and the companies with which the Company does business.

This Policy will be delivered to all current directors, officers, and employees upon its adoption, and to all incoming directors, officers and employees, at the start of their relationship with the Company.  Upon first receiving a copy of the Policy or any revised versions, each director, officer and employee must sign an acknowledgement that he or she has received a copy of the Policy and agrees to comply with the Policy’s terms. WWE will retain all such signed acknowledgements for at least five years after the acknowledging party’s relationship with WWE has concluded.  Directors, officers and employees will be reminded of their continued need to comply with the Policy on an annual basis.

The Company’s independent directors shall receive a report from the Company’s legal department regarding its monitoring of this Policy at least annually.

It is your obligation to understand and comply with this Policy. Should you have any questions regarding this Policy, please contact the Company’s legal department at [phone number and email].

General Rules

No Trading While in Possession of Inside Information

You may not buy, sell or otherwise trade in the securities of the Company, directly or indirectly through family members or other persons or entities, at any time you are aware of material non-public information relating to the Company.

Similarly, you may not trade in the securities of any other company, directly or indirectly through family members or other persons or entities, at any time you are aware of material non-public information about that company which you obtained in the course of your employment with the Company.

No Tipping

You may not share material non-public information with others or recommend to anyone the purchase or sale of any securities to which this Policy applies when you are aware of material non-public information relating to the Company including, without limitation, any information about material contracts concerning the television rights to WWE broadcasts.

Materiality and Public Availability of Information

Note that inside information has two important elements—materiality and public availability. These are discussed in greater detail below.

Pre-Clearance Procedures

To help prevent inadvertent violations of the insider-trading laws, to avoid the appearance of trading on the basis of inside information and to facilitate the compliance by executive officers and directors with their reporting and other obligations under the federal securities laws, this Policy requires that, subject to limited exceptions set forth below, personnel in the following categories (each, a “Designated Person”) pre-clear each transaction that they, any member of their immediate family living within their household or any other person or entity associated with them desires to carry out in the Company’s securities (including stock plan transactions, gifts, contributions to a trust or any other transfer):

•	Directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934; and
•	any person who has a title of Executive Vice President or higher.

A request by a Designated Person for pre-clearance must be submitted to the Company’s Chief Legal Officer or Deputy General Counsel (each, a “compliance officer”).  A request by a Designated Person for pre-clearance should be submitted at least two business days in advance of the proposed transaction.  A compliance officer is under no obligation to approve a trade or other transaction submitted for pre-clearance and may determine not to permit the trade or other transaction.  Only Designated Persons are subject to this pre-clearance requirement but, for the avoidance of doubt, all WWE employees are subject to the provision against trading securities while in possession of nonpublic material information.  A request by the Chief Legal Officer for pre-clearance must be submitted to the Chief Executive Officer or Chief Financial Officer.

“Blackout” Periods

The Company’s announcement of its quarterly financial results has the potential to have a material effect on the market for the Company’s securities.  Therefore, to avoid even the appearance of trading on the basis of material non-public information, Designated Persons may not, except as expressly permitted below, transact in the Company’s securities during the period beginning on the last day of each calendar quarter (March 31, June 30, September 30 and December 31) and ending on the second full trading day following the release of the Company’s earnings for that quarter.  For the purpose of this Policy, a “trading day” is a day on which the New York Stock Exchange conducts trading in securities.

“Window” Periods

Subject to obtaining pre-clearance of each transaction, Designated Persons will generally be permitted to trade in the Company’s securities during “window” periods that begin on the second full trading day following the release of the Company’s earnings for that quarter and end on the last day of each calendar quarter (March 31, June 30, September 30 and December 31).

Event-Specific Blackouts

The Company reserves the right to close each “window” period at any time if during such “window” period a compliance officer determines, in their sole discretion, that there may be material non-public information with respect to the Company.  If the Company closes a transaction “window,” it may not pre-clear any transaction that is not expressly permitted by this Policy until such transaction “window” reopens.

The Company may on occasion issue interim earnings guidance or other potentially material information by means of a press release, SEC filing on Form 8-K or other means designed to achieve widespread dissemination of the information.  Designated Persons should anticipate that trading will be blacked out while the Company is in the process of assembling the information to be released and until the information has been released and fully absorbed by the market.

From time to time, an event may occur that is material to the Company and is known by only select directors, executives or employees. So long as the event remains material and non-public, the persons who are aware of the event may not trade in the Company’s securities.

The existence of an event-specific blackout will not be announced, other than to those who are aware of the event giving rise to the blackout.  If, however, a person whose trades are subject to the pre-clearance requirements set forth above desires to effect a transaction during an event-specific blackout, the compliance officer may refuse to grant permission to carry out the transaction and will have no obligation to disclose to the person the reason for the refusal or the reason for the event-specific “blackout” period.  Any person who becomes aware of the existence of an event-specific “blackout” period shall not disclose the existence of the “blackout” to any other person.  The failure of a compliance officer to designate a person as being subject to an event-specific “blackout” will not relieve that person of the obligation not to trade while aware of material non-public information.

Even if a “blackout” period is not in effect, at no time may you, whether you are a Designated Person or not, trade in Company securities if you are aware of material non-public information about the Company.

Special Considerations Applicable to Executive Officers and Directors of the Company

Executive Officers and Directors of the Company are reminded that:

•	they are generally required to report any change in their beneficial ownership of the Company’s securities to the Securities and Exchange Commission within two business days after that change occurs;
•

they may be required to disgorge any profits derived from any sale of the Company’s Common Stock within six months before or after they have purchased any Common Stock or other equity security of the Company in the open market (or conversely any open market purchase within six months before or after any sale); and

•	they are required to effect any sale of the Company’s Common Stock in accordance with Rule 144 under the Securities Act of 1933 (the “Act”) or pursuant to another exemption under the Act.

Executive Officers and Directors should consult with the legal department well in advance of any such event to assure compliance with this Policy and applicable law.

Scope of this Policy

Persons Covered. As an officer, director or employee of the Company, this Policy applies to you.  This Policy applies to the Company’s employees located both inside and outside the United States.  The same restrictions that apply to you apply to anyone who lives in your household and any family members who do not live in your household but whose transactions in Company securities are directed by you or are subject to your influence or control (such as parents or children who consult with you before they trade in Company securities).  You are responsible for making sure that the purchase or sale of any security covered by this Policy by any such person complies with this Policy.  This Policy also applies to any entities that you influence or control, including any corporations, partnerships or trusts, and transactions by such entities should be treated for the purposes of this Policy and applicable securities laws as if they were for your own account.

Companies Covered. The prohibition on insider trading in this Policy is not limited to trading in the Company’s securities.  It includes trading in the securities of other companies doing business with the Company, including those companies with which the Company may be negotiating transactions or have an on-going business relationship.  Information that is not material to the Company may nevertheless be material to one of those other companies.

Transactions Covered. Trading includes purchases and sales of stock, derivative securities (such as put and call options or swaps related to the Company’s securities) and debentures, warrants, debt securities, preferred stock and other securities that are convertible into or exchangeable for Common Stock.  This Policy applies whether or not those purchases or sales are made on the open market or in private transactions.  Trading also includes certain transactions under Company plans, as follows:

•

Employee Stock Purchase Plan. This Policy’s trading restrictions do not, subject to the qualifications set forth in the next paragraph, apply to purchases of Common Stock in a Company-sponsored employee stock purchase plan or employee stock ownership plan resulting from your periodic payroll contributions to that Plan under an election you made at the time of enrollment in such plan.  Subject to those qualifications, the Policy also does not apply to purchases of Common Stock pursuant to such plan; provided that you elected to participate at the beginning of the applicable enrollment period.

The trading restrictions do apply to an election to participate in such a plan and to your sales of Common Stock purchased under such plan.  Therefore, Designated Persons should enroll in such a plan and change any of their previously made elections under such a plan only after having obtained preclearance under this Policy.

•

Restricted Stock Awards. This Policy’s trading restrictions do not prohibit the acceptance of a restricted stock award or the acceptance of any other grant made under the Company’s equity incentive plans.  This Policy does not apply to the vesting of a restricted stock award or to the exercise of a tax withholding right pursuant to which a person has elected to have the Company withhold shares of stock to satisfy tax withholding requirements upon the vesting of any restricted stock award. This Policy does apply, however, to any market sale of restricted stock.

•

Approved Rule 10b5-1 Plans (“10b5-1 Plans”). A written 10b5-1 Plan can provide greater clarity and certainty for directors and officers to plan and structure transactions in the Company’s securities.  Trades by covered persons in the Company’s securities that are executed pursuant to an approved 10b5-1 Plan are not subject to the trading restrictions imposed by this Policy as long as (a) that plan has been established at a time when the person establishing the plan is not aware of material non-public information and (b) once the plan is adopted, the person establishing the plan does not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the timing of trading. Any 10b5-1 Plan must either specify (including by formula) the amount, pricing and timing of transactions in advance or delegate discretion on those matters to an independent third party that is not aware of material non-public information about the Company.

The Company requires that all 10b5-1 Plans be approved in advance by the legal department.  10b5-1 Plans may not be adopted during a “blackout” period and may only be adopted at a time when the person adopting the plan is not aware of material non-public information.  All 10b5-1 Plans must be approved by a compliance officer at least ten days in advance of the first trade made thereunder.

What is Material Information?

Information is considered to be material if either (a) there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, hold or sell a security or (b) a reasonable investor would view the disclosure of the information as altering the total mix of publicly available information with respect to the security or the issuer of the security.

Any information that could reasonably be expected to affect the price of the security, whether positively or negatively, is considered material.  The determination whether a particular item of information is material is often determined with the benefit of hindsight.  This makes it extremely important to determine whether that item of information would fall within the foregoing standards before engaging in any trading.

While it is not possible to define all categories of material information, examples of information that are generally considered to be material include:

•	Periodic results of operations prior to their release and dissemination to the public;
•	Projections of future earnings or losses that have not been publicly disclosed;
•	Changes in earnings guidance that have not been publicly disclosed;
•	Earnings, prior to disclosure, that are inconsistent with the consensus expectations of the investment community;
•	A significant pending or proposed merger, acquisition or tender offer or an acquisition or disposition of significant assets;
•	A significant change in management;
•	A significant restructuring or reduction in work force;
•	Major events regarding the Company’s securities, including the declaration of a stock split, dividend or stock repurchase program, or the offering of additional securities;
•	Severe financial liquidity problems or impending bankruptcy;
•	Actual or threatened major litigation, governmental actions or investigations, or the resolution of such litigation, actions or investigations;
•	New major contracts, orders, suppliers, customers, strategic relationships or sources of financing, or the loss thereof;
•	The cancellation, termination, modification, breach, or overtly threatened breach of material contracts;
•	Significant new products; and
•	Significant changes or developments in products or technologies.

Because trading that receives scrutiny will be evaluated after the fact with the benefit of hindsight, questions concerning the materiality of particular information should be resolved in favor of materiality, and trading should be avoided.

What is Non-Public Information?

Non-public information is information that is not generally known or available to the public.  One common misconception is that material information loses its “nonpublic” status as soon as a press release is issued disclosing the information. In fact, information is considered to be available to the public only when it has been broadly released to the marketplace (such as by a press release, an SEC filing or posting on the Company’s website) and the investing public has had time to absorb the information fully.  As a general rule, in order to provide adequate time for its dissemination, the Company considers information to be non-public until the conclusion of the second full trading day after it is released to the public.  Depending on the particular circumstances, the Company may determine that a longer period should apply to the release of specific material non-public information.

No person who is subject to this Policy is authorized to make a disclosure of non-public information for the purpose of enabling that person to trade in the Company’s securities or in the securities of any other company.

Other Prohibited and Limited Transactions

The Company considers it improper and inappropriate for those employed by or associated with the Company to engage in short-term or speculative transactions in the Company’s securities or in other transactions in the Company’s securities that may lead to inadvertent violations of the insider trading laws.  Accordingly, trading by in Company securities is subject to the following additional guidance:

•

Short Sales.  Designated Persons may not engage in short sales of the Company’s securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery).

Designated Persons are reminded that they are forbidden by law to engage in short sales with respect to the Company’s securities.

•

Standing and Limit Orders. Standing orders are defined to include any order that is not an order to buy or sell a security at the current market price and include, among others, limit orders, stop-loss orders and orders that are good until cancelled.  A standing order placed with a broker to sell or purchase stock at a specified price leaves you with no control over the timing of the transaction and may be executed by the broker when you are aware of material non-public information and thus may cause you to have engaged in unlawful insider trading.  Unless standing or limit orders are submitted under Company-approved Rule 10b5-1 Plans, if you determine that you must use a standing or limit order, the order should be limited to short duration and should otherwise comply with the trading restrictions and procedures outlined in this Policy.    Designated Persons are not permitted to place standing or limit orders for the purchase or sale of Company securities expect pursuant to a 10b5-1 trading plan.

•

Derivatives Trading and Hedging. No executive officer or director may effect any transaction, directly or indirectly, in any derivative security, including put options and call options, the underlying basis of which is any security of the Company, that would result in profit if the price of any Company security declines.  This prohibition relates to derivative securities issued by the Company or any third party, such as publicly traded options.  While executive officers and directors are not prohibited from engaging in other hedging transactions relating to the Company’s securities, the Company strongly discourages such transactions.  Hedging against losses in the

Company’s securities may disturb the alignment between the interests of our officers and directors and those of our other shareholders. Moreover, hedging the downside risk in ownership of the Company’s securities may have the unintended consequence of encouraging excessive risk-taking.

•

Margin Accounts and Pledges.  Designated Persons may not purchase securities of the Company on margin.  Securities held in a margin account as collateral for a margin loan or pledged as collateral for a loan may be sold without your consent by the broker if you fail to meet a margin call or by the lender in foreclosure if you default on the loan.  Because a margin call or foreclosure sale may occur at a time when you are aware of material non-public information or otherwise are not permitted to trade in Company securities, the Company discourages holding Company securities in a margin account or pledging Company securities as collateral for a loan unless you have the clear financial capability to repay the loan without resort to the pledged securities.

Designated Persons can only pledge or hold stock in margin accounts that exceed any applicable stock ownership guidelines that apply to such Designed Person.  Designated Persons who wish to pledge Company securities as collateral for a loan must obtain the prior approval of the legal department to that arrangement.  Requests for approval should be submitted to the legal department in writing at least one week prior to the contemplated transaction.

Post-Termination Transactions

This Policy continues to apply to your transactions in Company securities even after you have terminated your employment or other services to the Company or a subsidiary or affiliate.

Accordingly, if you are aware of material non-public information when your employment or service relationship terminates, you may not trade in Company securities until the Company has disseminated that information to the public or that information has otherwise ceased to be material.

Designated Persons are reminded that:

•

Any sales of the Company’s Common Stock that they make within a period of three months after they cease to be an executive officer or director or other affiliate of the Company must be carried out in compliance with Rule 144; and

•

Purchases and sales of the Company’s securities that they carry out within six months after they cease to be an executive officer or director or other affiliate of the Company may be subject to the reporting requirements of Section 16(a) of the Securities Exchange Act and the short-swing trading prohibitions of Section 16(b) of that Act.

Potential Penalties for Noncompliance

Company Sanctions. Failure to comply with this Policy is inconsistent with the requirements of the Company’s Code of Conduct and may therefore subject you to Company-imposed disciplinary action, up to and including termination of employment without notice or warning whether or not your failure to comply with this Policy results in a violation of law.  The Company may also seek disgorgement of any profits earned, reimbursement for any fines, fees, or expenses from an individual director, officer or employee incurred by the Company as a result of any noncompliance by that individual director, officer or employee.

In the event that any current or former  director, officer or employee of the Company is subject to an enforcement action taken by the United States Department of Justice (“DOJ”) or the U.S. Securities and Exchange Commission (“SEC”) for violation of insider trading laws, the Company may also seek to claw back the proceeds of such alleged insider trading against whom any final judgment is issued.

Civil and Criminal Penalties. Potential penalties for insider trading violations that have been imposed by law include (1) imprisonment for up to twenty years, (2) criminal fines of up to $5 million, and (3) civil fines of up to three times the profit gained or loss avoided as a result of insider trading.

Unauthorized Disclosure

Maintaining the confidentiality of Company information is essential for competitive, security and other business reasons, as well as to comply with securities laws. You should treat all information you learn about the Company or its business plans in connection with your employment as confidential and proprietary to the Company. Inadvertent disclosure of confidential information or inside information may expose you and the Company to significant risk of investigation and litigation.

The timing and nature of the Company’s disclosure of material information to outsiders is subject to the Company’s discretion and to legal rules, the breach of which could result in substantial liability to you, the Company and its management.  Accordingly, it is important that responses to inquiries about the Company by the press, investment analysts or others in the financial community be made on the Company’s behalf only through authorized individuals.

Any Designated Person who discloses material nonpublic information mistakenly or inadvertently or discovers that someone else has disclosed material non-public information should contact the Company’s Business & Legal Affairs department immediately at [phone number and email].

Personal Responsibility

The ultimate responsibility for adhering to this Policy and avoiding improper trading rests with you. If you violate this Policy, the Company may take disciplinary actions, including those discussed above.

Company Assistance

Your compliance with this Policy is of the utmost importance both for you and for the Company. This Policy is available on the Company’s website. If you have any questions about this Policy or its application to any proposed transaction, you can obtain additional guidance and training from the Company’s legal department or you may seek counsel at your own expense. Do not try to resolve uncertainties on your own, as the rules relating to insider trading are often complex, not always intuitive and can carry severe consequences.

CERTIFICATION

I certify that I have read and understand the Company’s  Amended and Restated Policy Statement Governing Insider Trading (previously defined herein as the “Policy”). I understand that the Company’s legal department is available to answer to any questions I have regarding the Policy, and that training is available to me. I will comply with the Policy for as long as I am subject to the Policy.

Signature:

Print name:

Date:

Exhibit B

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT
AND AUTHORIZING DISSEMINATION OF NOTICE OF SETTLEMENT

WHEREAS, stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB, Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB, Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB, Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB, Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB (the “Federal Actions”) are pending in this Court;

WHEREAS, stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW, and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW (the “Delaware Actions” and, together with the Federal Actions, the “Actions”), are pending in the Court of Chancery of the State of Delaware (the “Delaware Court”);

WHEREAS, (i) plaintiffs in the Federal Actions and Delaware Actions: Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, City of Pontiac Police and Fire Retirement System (“Pontiac Police & Fire”), Jesse Rezendes, Amer Dastgir, Bernard Leavy (who filed a books-and-records action), Robert Lowinger, and proposed intervenor Dennis Palkon ("Proposed Intervenor") (collectively, “Shareholders”), on behalf of nominal defendant World Wrestling Entertainment, Inc. (“WWE” or the “Company”); (ii) defendants in the Federal Actions and Delaware Actions: Vincent K. McMahon, Stephanie McMahon, Paul Levesque, Frank A. Riddick, III, Stuart U. Goldfarb, Laureen Ong, Robyn W. Peterson, Man Jit Singh, Jeffrey R. Speed, Alan M. Wexler, George A. Barrios, Michelle D. Wilson, Patricia A. Gottesman, and nominal defendant WWE (collectively, “Defendants”); and (c) the demand review committee (the “DRC”) established by the independent members of WWE’s board of directors (the “Board”) to review the pre-suit litigation demands submitted to the Board by Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and Pontiac Police & Fire (the “Litigation Demands”) (Shareholders, Defendants, and the DRC, collectively, the “Parties”), have determined to settle the Federal Actions, the Delaware Actions, and the Litigation Demands (collectively, the “Claims”) on the terms and conditions set forth in the Stipulation and Agreement of Settlement dated September 17, 2021 (the “Stipulation”), subject to approval of this Court (the “Settlement”);

WHEREAS, Federal Plaintiffs and Proposed Intervenor have made a motion, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order preliminarily approving the Settlement in accordance with the Stipulation and allowing notice to holders of WWE common stock as of the date of entry of this Order (“Current WWE Shareholders”), as more fully described herein;

WHEREAS, the Court has read and considered: (i) Federal Plaintiffs’ and Proposed Intervenor’s motion for preliminary approval of the Settlement and authorization to provide notice of the Settlement to Current WWE Shareholders, and the papers filed and arguments made in connection therewith; and (ii) the Stipulation and the exhibits attached thereto; and

WHEREAS, unless otherwise defined herein, all capitalized words contained herein shall have the same meanings as they have in the Stipulation;

NOW THEREFORE, IT IS HEREBY ORDERED:

1. Preliminary Approval of the Settlement – The Court hereby preliminarily approves the Settlement, as embodied in the Stipulation, subject to further consideration at the Settlement Hearing to be conducted as described below.

2. Settlement Hearing – The Court will hold a hearing (the “Settlement Hearing”) on _____________________, 2021, at __:__ _.m., either in person at the United States District Court for the District of Connecticut,  Brien McMahon Federal Building United States District Court,  915 Lafayette Boulevard Bridgeport, CT 06604 or by telephone or videoconference (in the discretion of the Court), to determine, among other things: (i) whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and should be finally approved by the Court; (ii) whether a Judgment, substantially in the form attached as Exhibit E to the Stipulation, should be entered finally approving the Settlement and dismissing the Federal Actions with prejudice;  (iii) whether the application by Shareholders’ Counsel for an award of attorneys’ fees and litigation expenses should be approved; and (iv) any other matters that may properly be brought before the Court in connection with the Settlement.  Notice of the Settlement and the Settlement Hearing shall be given to Current WWE Shareholders as set forth in paragraph 4 of this Order.

3. The Court may adjourn the Settlement Hearing without further notice to WWE’s shareholders and may approve the proposed Settlement with such modifications as the Parties may agree to, if appropriate, without further notice to WWE’s shareholders.  The Court may decide to hold the Settlement Hearing by telephone or video conference without notice to WWE’s shareholders.  If the Court orders that the Settlement Hearing be conducted telephonically or by video conference, that decision will be posted on the “Investor Relations” section of WWE’s website.  Any Current WWE Shareholder (or his, her, or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s docket and/or the “Investor Relations” section of WWE’s website for any change in date, time, or format of the hearing.

4. Manner of Giving Notice – Not later than ten (10) business days after the date of entry of this Order, WWE shall: (i) cause the Stipulation and Notice, substantially in the form attached as Exhibit C to the Stipulation, to be filed with the U. S. Securities and Exchange Commission as an exhibit to a Form 8-K; (ii) post the Stipulation and Notice on the “Investor Relations” section of WWE’s website through the Effective Date of the Settlement; and (iii) cause the Summary Notice, substantially in the form attached as Exhibit D to the Stipulation, to be published once as a WWE corporate press release.  Not later than seven (7) calendar days prior to the Settlement Hearing, WWE shall serve on Federal Plaintiffs and Proposed Intervenor and file with the Court proof, by affidavit or declaration, of compliance with the notice requirements of this paragraph 4.

5. Approval of Form and Content of Notice – The Court approves, as to form and content, the Notice, and finds that notice of the Settlement in the manner and form set forth in paragraph 4 of this Order: (i) constitutes notice that is reasonably calculated, under the circumstances, to apprise Current WWE Shareholders of the pendency of the Actions, of the effect of the proposed Settlement (including the Releases to be provided thereunder), of Shareholders’ Counsel’s motion for an award of attorneys’ fees and litigation expenses, of their right to object to the Settlement and/or Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses, and of their right to appear at the Settlement Hearing; (ii) constitutes due, adequate, and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (iii) satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable law and rules.  The date and time of the Settlement Hearing shall be included in the Notice before it is furnished to Current WWE Shareholders.

6. Appearance and Objections at Settlement Hearing – Any Current WWE Shareholder may enter an appearance in the Federal Actions, at his, her, or its own expense, individually or through counsel of his, her, or its own choice, by filing with the Clerk of Court and delivering a notice of appearance to both Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel, at the addresses set forth in paragraph 7 below, such that it is received no later than twenty-one (21) calendar days prior to the Settlement Hearing, or as the Court may otherwise direct.  Any Current WWE Shareholder who or which does not enter an appearance shall be deemed to have waived and forfeited any and all rights he, she, or it may otherwise have to appear separately at the Settlement Hearing.

7. Any Current WWE Shareholder may file a written objection to the proposed Settlement and/or Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses and appear and show cause,  at his, her, or its own expense, individually or through counsel of his, her, or its own choice, if he, she, or it has any cause, why the proposed Settlement and/or Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses should not be approved; provided, however, that no Current WWE Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement and/or the motion for attorneys’ fees and litigation expenses unless that person or entity has filed a written objection with the Clerk of Court and served copies of such objection both by U.S. Mail and e-mail on Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel at the addresses set forth below such that they are received no later than twenty-one (21) calendar days prior to the Settlement Hearing.

Representative Shareholders’ Counsel

Bernstein Litowitz Berger & Grossmann LLP

Mark Lebovitch, Esq.
1251 Avenue of the Americas

New York, NY 10020

Markl@blbglaw.com

Robbins LLP

Gregory E. Del Gaizo, Esq.

5040 Shoreham Place

San Diego, CA 92122

gdelgaizo@robbinsllp.com

Defendants’ Counsel

Paul, Weiss, Rifkind, Wharton

& Garrison LLP

Daniel J. Kramer, Esq.

1285 Avenue of the Americas

New York, NY 10019-6064
dkramer@paulweiss.com

Justin Anderson, Esq.

2001 K Street, NW

Washington, DC 20006-0047
janderson@paulweiss.com

Matthew D. Stachel, Esq.

500 Delaware Avenue, Suite 200

P.O. Box 32

Wilmington, DE 19899-0032
mstachel@paulweiss.com

DRC Counsel

Simpson Thacher & Bartlett LLP

Paul Curnin, Esq.

Elizabeth Wilkerson, Esq.

425 Lexington Avenue

New York, NY 10017

pcurnin@stblaw.com

elizabeth.wilkerson@stblaw.com

8. Any objections, filings, and other submissions by the objecting Current WWE Shareholder must identify the case name and civil action number for the following Federal Action:  “Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB,” and they must:

(i) state the name, address, and telephone number of the person or entity objecting, and if represented by counsel, the name, address, and telephone number of such counsel, and must be signed by the objector; (ii) state with specificity the grounds for the objection, including any legal and evidentiary support the objector wishes to bring to the Court’s attention;  and
(iii) include documentation sufficient to prove that the objector owned shares of WWE common stock as of the close of trading on the date of entry of this Order.  Documentation establishing ownership of WWE common stock must consist of copies of a monthly brokerage account statement, or an authorized statement from the objector’s broker containing the information found in an account statement.

9. Objectors who enter an appearance and desire to present evidence at the Settlement Hearing in support of their objection must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and any exhibits they intend to introduce into evidence at the hearing.  Objectors who intend to appear at the Settlement Hearing through counsel must also identify that counsel by name, address, and telephone number.  It is within the Court’s discretion to allow appearances at the Settlement Hearing either in person or by telephone or video conference.

10. Any Current WWE Shareholder who or which does not make his, her, or its objection in the manner provided herein shall be deemed to have waived his, her, or its right to object to any aspect of the proposed Settlement or Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses and shall be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement or requested attorneys’ fees and litigation expenses, or from otherwise being heard concerning the Settlement or the requested attorneys’ fees and litigation expenses in this or any other proceeding.

11. Stay and Temporary Injunction – Until otherwise ordered by the Court, the Court stays all proceedings in the Federal Actions other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation.  Pending final determination of whether the Settlement should be approved, the Court bars and enjoins the commencement or prosecution of (i) any action asserting any Released Shareholders’ Claims against any of the Released Defendants’ Persons; and (ii) any action asserting any Released Defendants’ Claims against any of the Released Shareholders’ Persons.

12. Notice Costs  – The Company (or its successor-in-interest) or its insurers shall assume and pay all costs (including any related fees) of providing notice of the Settlement as ordered herein, regardless of whether the Court finally approves the Settlement or the Effective Date otherwise fails to occur, and in no event shall Shareholders or Shareholders’ Counsel be responsible for such notice costs.

13. Termination of Settlement – If the Settlement is terminated as provided in the Stipulation, this Order shall be vacated and rendered null and void, and shall be of no further force and effect, except as otherwise provided by the Stipulation, and this Order shall be without prejudice to the rights of the Parties or WWE shareholders, and the Parties shall revert to their respective positions in the Claims as of immediately prior to the execution of the Term Sheet on August 16, 2021, as provided in the Stipulation.

14. Use of this Order – Neither this Order, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto, the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with this Order, the Term Sheet, the Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith):

(i) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Shareholders or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Claims or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; or

(ii) shall be offered against any of the Released Shareholders’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Shareholders’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement consideration or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Shareholders’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; provided, however, that if the Stipulation is finally approved by the Court, the Parties, the Released Persons, and their respective counsel may refer to the Stipulation to effectuate the protections from liability granted under the Stipulation or otherwise to enforce the terms of the Settlement.

15. Supporting Papers – Federal Plaintiffs and Proposed Intervenor shall file and serve the opening papers in support of the proposed Settlement and Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses no later than thirty-five (35) calendar days prior to the Settlement Hearing; and reply papers, if any, shall be filed and served no later than seven (7) calendar days prior to the Settlement Hearing.

16. Jurisdiction – The Court retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement.

SO ORDERED this _______ day of ______________, 2021.

________________________________________ The Honorable Victor A. Bolden United States District Court Judge

Exhibit C

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF
STOCKHOLDER DERIVATIVE ACTIONS AND LITIGATION DEMANDS;
(II) SETTLEMENT HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES

A Federal Court authorized this Notice.  This is not a solicitation from a lawyer.

TO:all HOLDERS OF World Wrestling Entertainment, Inc. (“WWE” or the “Company”) COMMON STOCK as of the close of TRADING on [date of entry of PRELIMINARY APPROVAL order] (“CURRENT WWE shareholders”).

The purpose of this Notice is to inform you of: (i) stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB, Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB, Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB, Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB, Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB (the “Federal Actions”), pending in the United States District Court for the District of Connecticut (the “Federal District Court” or “Court”); the stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW, and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW (the “Delaware Actions” and, together with the Federal Actions, the “Actions”),  pending in the Court of Chancery of the State of Delaware (the “Delaware Court”); and the pre-suit litigation demands submitted to WWE’s Board of Directors by Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and

Pontiac Police & Fire (the “Litigation Demands,” and together with the Federal Actions and the Delaware Actions, the “Claims”); (ii) a proposed settlement of the Federal Actions, the Delaware Actions, and the Litigation Demands (the “Settlement”), subject to the approval of the Federal District Court, as provided in the Stipulation and Agreement of Settlement dated September 17, 2021 (the “Stipulation”); (iii) the hearing that the Federal District Court will hold on _______________, 2021 at _.m to determine whether to finally approve the proposed Settlement and to consider the application by Shareholders’ Counsel1 for an award of attorneys’ fees and litigation expenses; and (iv) Current WWE Shareholders’ rights with respect to the proposed Settlement and Shareholders’ Counsel’s application for attorneys’ fees and expenses.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE.

The Stipulation was entered into as of September 17, 2021,  by and among (i)  plaintiffs in the Federal Actions: Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, City of Pontiac Police and Fire Retirement System (“Pontiac Police & Fire”), and Jesse Rezendes  (collectively, “Federal Plaintiffs”); (ii) proposed intervenor in certain of the Federal Actions, Dennis Palkon (“Proposed Intervenor”); (iii)  plaintiffs in the Delaware Actions: Amer Dastgir, Bernard Leavy, and Robert Lowinger (collectively, “Delaware Plaintiffs,” and together with Federal Plaintiffs and Proposed Intervenor, “Shareholders”); (iv) defendants in the Federal Actions and Delaware Actions: Vincent K. McMahon, Stephanie McMahon, Paul Levesque, Frank A. Riddick, III, Stuart U. Goldfarb, Laureen Ong, Robyn W. Peterson, Man Jit Singh, Jeffrey R. Speed, Alan M. Wexler, George A. Barrios, Michelle D. Wilson, Patricia A. Gottesman, and nominal defendant WWE (collectively, “Defendants”); and (v)  the demand review committee (the “DRC,” and together with Shareholders and Defendants, the “Parties”) established by the independent members of WWE’s board of directors to review the Litigation Demands,  subject to the approval of the Federal District Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.

As described in paragraph 23 below, the Settlement provides that WWE will implement certain modifications to its corporate governance and oversight functions in response to the Actions and Litigation Demands.    Because the Settlement involves the resolution of derivative claims, which were brought on behalf of and for the benefit of the Company, and stockholder litigation demands, the benefits from the Settlement will go to the Company.

Please Note:  Individual WWE shareholders will not receive any direct payment from the Settlement.  Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement.  Also, shareholders are not required to take any action in response to this Notice.

WHAT IS THE PURPOSE OF THIS NOTICE?
1. The purpose of this Notice is to explain the Actions and the Litigation Demands, the terms of the proposed Settlement, and how the proposed Settlement affects WWE shareholders’ legal rights.

2. In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights.  In this case, Plaintiffs have filed suit against the individual Defendants on behalf of and for the benefit of WWE.

3. The Federal District Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Shareholders’ Counsel for an award of attorneys’ fees and expenses (the “Settlement Hearing”).  See paragraphs 32-33 below for details about the Settlement Hearing, including the location, date, and time of the hearing.

WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR?

THE FOLLOWING DESCRIPTION OF THE FEDERAL ACTIONS, THE DELAWARE ACTIONS, THE LITIGATION DEMANDS, AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES.  THE FEDERAL DISTRICT COURT AND THE DELAWARE COURT HAVE MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY EITHER COURT OF FINDINGS OF FACT.

4. On April 24, 2020, Ryan Merholz and Melvyn Klein, derivatively on behalf of WWE, filed a complaint against certain defendants in the Federal District Court, Case No. 3:20-cv-00557-VAB (the “Merholz I Action”).

5. On May 7, 2020, Daniel Kooi, derivatively on behalf of WWE, filed a complaint against certain defendants in Connecticut state court, which was removed to this Court on June 1, 2020,  Case No. 3:20-cv-00743-VAB (the “Kooi Action”).

6. On June 2, 2020, Rodney Nordstrom, derivatively on behalf of WWE, filed a complaint against certain defendants in Connecticut state court, which was removed to this Court on July 1, 2020,  Case No. 3:20-cv-00904-VAB (the “Nordstrom Action”).

7. On August 28, 2020, Defendants moved to dismiss the then-operative complaints filed in the Merholz I Action, the Kooi Action, and the Nordstrom Action.

8. On October 21, 2020, Bernard Leavy filed a complaint against WWE in the Delaware Court seeking to compel inspection of books and records under 8 Del. C. § 220, Case No. 2020-0907-KSJM.

9. On October 23, 2020, Dennis Palkon moved for (a) permissive intervention into the Merholz I Action, the Kooi Action, and the Nordstrom Action; (b) appointment of lead counsel; and (c) denial of Defendants’ motions to dismiss the then-operative complaints in the Merholz I Action, the Kooi Action, and the Nordstrom Action as moot (the “Motion to Intervene”).

10. On November 6, 2020, following oral argument, the Federal District Court granted Defendants’ motion to dismiss the complaints in the Merholz I Action, the Kooi Action, and the Nordstrom Action.

11. On November 20, 2020, Defendants filed an opposition to the Motion to Intervene, to which Dennis Palkon filed a reply on December 4, 2020.  The Federal District Court has not yet ruled on the Motion to Intervene.

12. On June 9, 2021, certain Defendants removed a complaint filed in Connecticut state court by Ryan Merholz and Nicholas Jimenez,  derivatively on behalf of WWE, to the Federal District Court,  Case No. 3:21-cv-00789-VAB.

13. On June 10, 2021, Jesse Rezendes, derivatively on behalf of WWE, filed a complaint against certain defendants in the Federal District Court, Case No. 3:21-cv-00793-VAB.
14. On June 10, 2021, Amer Dastgir, derivatively on behalf of WWE, filed a complaint against certain defendants in the Delaware Court, Case No. 2021-0513-LWW.
15. On July 7, 2021, certain Defendants removed a complaint filed in Connecticut state court by Pontiac Police & Fire, derivatively on behalf of WWE, to this Court, Case No. 3:21-cv-00930-VAB.
16. On July 27, 2021, Robert Lowinger, derivatively on behalf of WWE, filed a complaint against certain defendants in the Delaware Court, Case No. 2021-0656-LWW.

17. As a result of extensive, arm’s-length negotiations beginning in January 2021, the Parties reached an agreement in principle to settle the Claims, which was memorialized in a Settlement Term Sheet (the “Term Sheet”) executed on August 16, 2021.  The Term Sheet set forth, among other things, the Parties’ agreement to resolve the Claims in exchange for the Modified Corporate Governance and Oversight Functions set forth in Exhibit A to the Stipulation, subject to certain terms and conditions and the execution of a customary “long form” stipulation and agreement of settlement and related papers.

18. On September 17, 2021, the Parties entered into Stipulation, which reflects the final and binding agreement by and among the Parties and supersedes the Term Sheet.
19. The DRC has recommended to the independent directors of WWE’s Board that the proposed Settlement on the terms and conditions set forth in this Stipulation is fair, reasonable,

and adequate to WWE and its shareholders, and that the substantive terms of the Settlement are in the best interests of WWE and its shareholders relative to the likely costs and rewards of litigation.

20. WWE, acting through its independent directors, then reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the terms of the Settlement, as set forth in this Stipulation, confer substantial benefits on and are in the best interests of WWE and its shareholders.

21. In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in the Stipulation, counsel for the Parties did not engage in any negotiations, and did not reach any agreement as to, the amount of any application by Shareholders’ Counsel for an award of attorneys’ fees and expenses until the material terms of the Settlement were negotiated at arm’s-length and agreed upon.

22. On _____________, 2021, the Federal District Court preliminarily approved the Settlement, authorized this Notice to be provided to Current WWE Shareholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement.

WHAT ARE THE TERMS OF THE SETTLEMENT?

23. In consideration for the settlement and release of all Released Shareholders’ Claims  (defined in paragraph 27 below) by Shareholders’ Releasors (defined in paragraph 27 below) against the Released Defendants’ Persons (defined in paragraph 27 below),  WWE has agreed to implement the Modified Corporate Governance and Oversight Functions set forth in Exhibit A to this Notice.

24. The DRC has recommended to the independent directors of WWE’s Board that the proposed Settlement on the terms and conditions set forth in the Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and that the terms of the Settlement are in the best interests of WWE and its shareholders relative to the likely costs and rewards of litigation.  WWE, acting through its independent directors, then reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the terms of the Settlement, as set forth in the Stipulation, confer substantial benefits on and are in the best interests of WWE and its shareholders.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?

25. Shareholders believe that the claims raised in the Actions and the Litigation Demands have merit and that their investigations support the claims asserted the Actions and the Litigation Demands.  Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Shareholders and Shareholders’ Counsel have concluded that it is desirable that the Actions and the Litigation Demands be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.  Shareholders and Shareholders’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against

Defendants through trial(s) and through possible appeal(s).  Shareholders have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as would be entailed by the Actions, the difficulties and delays inherent in such litigation, the cost to the Company—on behalf of which Shareholders filed the Actions or made the Litigation Demands—and distraction to the management of WWE that would result from extended litigation.  Based on their evaluation, and in light of what Shareholders and Shareholders’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Shareholders and Shareholders’ Counsel have determined that the Settlement is in the best interests of Shareholders and the Company and have agreed to settle the Actions and the Litigation Demands upon the terms and subject to the conditions set forth in the Stipulation.

26. Defendants and the DRC, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Actions or the Litigation Demands, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation.  Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions and the Litigation Demands, and expressly maintain that they have complied with their statutory, fiduciary, and other legal and equitable duties, and are entering into the Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

27. If the Settlement is approved, the Parties will request that the Federal District Court enter an Order and Final Judgment Approving Derivative Action Settlement (the “Judgment”).  Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur:

Release of Claims by Shareholders:    Shareholders on behalf of themselves and, by operation of law, representatively on behalf of WWE and all of its shareholders in their capacity as shareholders (together with Shareholders, “Shareholders’ Releasors”) will release, and Shareholders’ Releasors will forever be barred and enjoined from prosecuting, any and all Released Shareholders’ Claims (defined below) against the Released Defendants’ Persons (defined below).

“Released Shareholders’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that (i) were or could have been asserted by Shareholders or any other WWE shareholder derivatively on behalf of WWE, or by WWE directly, and (ii) arise out of or relate to the allegations, transactions, facts, matters, disclosures, or non-disclosures set forth in, or the defense of, the Federal Actions, the Delaware Actions, or the Litigation Demands, including all claims relating to the Board’s and DRC’s responses to the Litigation Demands and the books-and-records claims asserted by Plaintiff Bernard Leavy.    The Released Shareholders’ Claims do not include:  (i)  claims to enforce the Settlement; (ii) claims that were settled in the federal securities action, titled City of Warren Police and Fire Retirement System v. World Wrestling

Entertainment, Inc., et al., Case No. 1:20-cv-02031-JSR (S.D.N.Y.); (iii) any direct claims of WWE shareholders, except for the books-and-records claims asserted by Plaintiff Bernard Leavy; and (iv) all claims, rights, or obligations of WWE or the individual Defendants regarding indemnification, advancement, contribution, or insurance or reinsurance matters.

“Released Defendants’ Persons” means Defendants, Litigation Demand Subjects, Defendants’ Counsel, the DRC, DRC Counsel, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, immediate family members, insurers, reinsurers, and attorneys.

“Unknown Claims” means any Released Shareholders’ Claims which any Shareholders’ Releasor (as defined above) does not know or suspect to exist in his, her, or its favor at the time of the release of such claims and any Released Defendants’ Claims which any Defendants’ Releasors (as defined below) does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement.  With respect to any and all Released Shareholders’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Shareholders’ Releasors and Defendants’ Releasors shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A  GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Shareholders’ Releasors and Defendants’ Releasors acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement.

Release of Claims by Defendants and the DRC:    Defendants and the DRC, on behalf of themselves and, by operation of law, representatively on behalf of the other Released Defendants’ Persons (together with Defendants and the DRC, “Defendants’ Releasors”) will release, and Defendants’ Releasors will forever be barred and enjoined from prosecuting, any and all Released Defendants’ Claims (defined below) against the Released Shareholders’ Persons (defined below).

“Released Defendants’ Claims” means any and all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the Claims, except for claims to enforce the Settlement.

“Released Shareholders’ Persons” means Shareholders, Shareholders’ Counsel, all other current WWE shareholders (solely in their capacity as WWE shareholders), and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, immediate family members, insurers, reinsurers, and attorneys, provided however, that the term "Released Shareholders' Persons" shall not include any Defendants' Released Persons in their capacity as WWE shareholders.

28. By Order of the Court, all proceedings in the Federal Actions,  other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court.  Also, pending final determination of whether the Settlement should be approved, the Court has (i) barred and enjoined the commencement or prosecution of any action asserting any Released Shareholders’ Claims against any of the Released Defendants’ Persons and (ii) barred and enjoined the commencement or prosecution of any action asserting any Released Defendants’ Claims against any of the Released Shareholders’ Persons.

HOW WILL THE ATTORNEYS BE PAID?

29. In connection with the approval of the Settlement and in light of the substantial benefits the Settlement confers on WWE, Shareholders’ Counsel intend to petition the Federal District Court for a collective award of attorneys’ fees and expenses in an amount not to exceed $3,650,000.00 to be paid by WWE’s insurers. Defendants and the DRC agree not to oppose Shareholders’ Counsel’s application, so long as the total amount of attorneys’ fees and expenses (including any case contribution/incentive awards sought) does not exceed $3,650,000.00.

30. The Federal District Court will determine the amount of any fee and expense award for Shareholders’ Counsel (the “Fee and Expense Award”).  WWE shareholders are not personally liable for paying the Fee and Expense Award.

WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT?
31. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Hearing.

32. Please Note:  The date and time of the Settlement Hearing may change without further written notice to WWE shareholders.  In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current WWE Shareholders to appear at the hearing by phone or video, without further written notice to WWE shareholders.  In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current WWE Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of WWE’s website, www.____________.com, before making any plans to attend the Settlement Hearing.  Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investor Relations” section of WWE’s website, www.____________.com.  Also, if the Court requires or allows Current WWE Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investor Relations” section of WWE’s website, www.____________.com.

33. The Settlement Hearing will be held on ______________, 2021 at __:__ _.m., before The Honorable Victor A. Bolden, either in person at the United States District Court for the District of Connecticut,  Brien McMahon Federal Building United States Courthouse,  915 Lafayette Boulevard - Suite 417 Bridgeport, CT 06604,  or by telephone or videoconference (in the discretion of the Court), to determine, among other things: (i) whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and should be finally approved by the Federal District Court; (ii) whether a Judgment, substantially in the form attached as Exhibit E to the Stipulation, should be entered finally approving the Settlement and dismissing the Federal Action with prejudice;  (iii) whether the application by Shareholders’ Counsel for an award of attorneys’ fees and litigation expenses should be approved; and (iv) any other matters that may properly be brought before the Court in connection with the Settlement.

34. Any Current WWE Shareholder may object to the Settlement or Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation expenses.  Objections must be in writing.  You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the District of Connecticut at the address set forth below as well as serve copies on Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel at the addresses and e-mail addresses set forth below such the objection is received on or before ________, 2021.

& Garrison LLP Daniel J. Kramer, Esq. dkramer@paulweiss.com , Esq. janderson@paulweiss.com , Esq. mstachel@paulweiss.com

Clerk’s Office Richard C. Lee United States Courthouse 141 Church Street New Haven, CT 06510

Defendants’ Counsel

Paul, Weiss, Rifkind, Wharton
& Garrison LLP
Daniel J. Kramer, Esq.

1285 Avenue of the Americas

New York, NY 10019-6064
dkramer@paulweiss.com

Justin Anderson, Esq.

2001 K Street, NW

Washington, DC 20006-0047
janderson@paulweiss.com

Matthew D. Stachel, Esq.

500 Delaware Avenue, Suite 200

P.O. Box 32

Wilmington, DE 19899-0032
mstachel@paulweiss.com

Representative Shareholders’ Counsel

Bernstein Litowitz Berger & Grossmann LLP

Mark Lebovitch, Esq.
1251 Avenue of the Americas

New York, NY 10020

MarkL@blbglaw.com

Robbins LLP

Gregory E. Del Gaizo, Esq.

5040 Shoreham Place

San Diego, CA 92122

gdelgaizo@robbinsllp.com

DRC Counsel Simpson Thacher & Bartlett LLP Paul Curnin, Esq. Elizabeth Wilkerson, Esq. 425 Lexington Avenue New York, NY 10017 pcurnin@stblaw.com elizabeth.wilkerson@stblaw.com

35. Any objections must identify the case name and civil action number for the following Federal Action: “Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB,” and they must:  (i) state the name, address, and telephone number of the person or entity objecting, and if represented by counsel, the name, address, and telephone number of such counsel, and must be signed by the objector; (ii) state with specificity the grounds for the objection, including any legal and evidentiary support the objector wishes to bring to the Court’s attention;  and (iii) include documentation sufficient to prove that the objector owned shares of WWE common stock as of the close of trading on [date of entry of PRELIMINARY APPROVAL order].  Documentation establishing ownership of WWE common stock must consist of copies of a  monthly brokerage account statement, or an authorized statement from the objector’s broker containing the information found in an account statement.

36. You may not object to the Settlement or Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation expenses if you are not a Current WWE Shareholder.

37. You may file a written objection without having to appear at the Settlement Hearing.  You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise.

38. If you wish to be heard orally at the Settlement Hearing in opposition to the approval of the Settlement or Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation expenses, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office and serve it on Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel at the addresses set forth in paragraph 34 above so that it is received on or before ____________ __, 2021.   Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing.  Objectors who intend to appear at the Settlement Hearing through counsel must also identify that counsel by name, address, and telephone number.  Objectors and/or their counsel may be heard orally at the discretion of the Court.

39. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing.  However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel at the addresses set forth in paragraph 34 above so that the notice is received on or before ____________ __, 2021.

40. The Settlement Hearing may be adjourned by the Court without further written notice to WWE’s shareholders.  If you intend to attend the Settlement Hearing, you should confirm the date and time of the hearing as stated in paragraphs 32 and 33 above.

41. Unless the Court orders otherwise, any Current WWE Shareholder who does not object in the manner described above will be deemed to have waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation  expenses. Current WWE Shareholder do not need to appear at the Settlement Hearing or take any other action to indicate their approval.

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

42. This Notice contains only a summary of the terms of the Settlement.  For the full terms and conditions of the Settlement, please see the Stipulation available at “Investor Relations” section of WWE’s website, www.____________.com.  More detailed information about the matters involved in the Federal Action can be obtained by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ctd.uscourts.gov/ or by visiting, during regular office hours, the Office of the Clerk, United States District Court for the District of Connecticut, Richard C. Lee United States Courthouse, 141 Church Street, New Haven, CT 06510.  Additionally, copies of any related orders entered by the Federal Court and certain other filings in this Action will be posted on “Investor Relations” section of WWE’s website, www.____________.com.    If you have questions regarding the Settlement, you may write, call, or email the following counsel for Shareholders:  Mark Lebovitch, Esq., Bernstein Litowitz Berger & Grossmann LLP,  1251 Avenue of the Americas, New York, NY 10020, 1-800-380-8496, settlements@blgbglaw.com, or Gregory E. Del Gaizo, Esq.,  Robbins LLP,  5040 Shoreham Place,  San Diego, CA 92122,  (619) 525-3990, gdelgaizo@robbinsllp.com.

PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT.

Dated: __________, 2021	By Order of the Court United States District Court for the District of Connecticut

Exhibit D

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

SUMMARY NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS AND LITIGATION DEMANDS; (II) SETTLEMENT HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES

TO:	all HOLDERS OF World Wrestling Entertainment, Inc. (“WWE” or the “Company”) COMMON STOCK as of the close of TRADING on [date of entry of PRELIMINARY APPROVAL order] (“CURRENT WWE shareholders”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THIS ACTION AND THE PROPOSED SETTLEMENT.

YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the District of Connecticut (the “Federal District Court” or “Court”),  of: (i) the pendency of the stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB, Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB, Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB, Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB, Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB (the “Federal Actions”), pending in the Federal District Court; (ii) stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW, and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW (the “Delaware

Actions” and, together with the Federal Actions, the “Actions”),  pending in the Court of Chancery of the State of Delaware; and certain pre-suit litigation demands submitted to WWE’s Board of Directors (the “Litigation Demands,” and together with the Federal Actions and the Delaware Actions, the “Claims”).

YOU ARE ALSO NOTIFIED that the Parties have reached a proposed settlement of the Federal Actions, the Delaware Actions, and the Litigation Demands (the “Settlement”), subject to the approval of the Federal District Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Stipulation and Agreement of Settlement dated September 17, 2021 (the “Stipulation”).1

Under the terms of the Stipulation, WWE will implement certain modifications to its corporate governance and oversight functions in response to the Actions and the Litigation Demands.    A more detailed description of the Settlement terms, as well as a description of the history of the Actions and the Litigation Demands, and an explanation of Current WWE Shareholders’ legal rights with respect to the Settlement, is provided in the full Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses (the “Notice”).   The Notice and the Stipulation are publicly available on the “Investor Relations” section of the WWE’s website, www.____________.com.

A hearing (the “Settlement Hearing”) will be held on ______________, 2021 at __:__ _.m., before The Honorable Victor A. Bolden, either in person at the United States District Court for the District of Connecticut, Brien McMahon Federal Building United States District Court, 915 Lafayette Boulevard Bridgeport, CT 06604, or by telephone or videoconference (in the discretion of the Court), to determine, among other things: (i) whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and should be finally approved by the Federal District Court; (ii) whether a Judgment, substantially in the form attached as Exhibit E to the Stipulation, should be entered finally approving the Settlement and dismissing the Federal Action with prejudice;  (iii) whether the application by Shareholders’ Counsel for an award of attorneys’ fees and litigation expenses should be approved; and (iv) any other matters that may properly be brought before the Court in connection with the Settlement.

The ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Federal District Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current WWE Shareholders to appear at the hearing by phone or video, without further written notice to WWE shareholders.  In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current WWE Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of WWE’s website, www.____________.com, before making any plans to attend the Settlement Hearing.  Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investor Relations” section of WWE’s website, www.____________.com.  Also, if the Federal District Court requires or allows Current WWE Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investor Relations” section of WWE’s website, www.____________.com.

Any objections to the proposed Settlement or Shareholders’ Counsel’s application for an award attorneys’ fees and litigation expenses must be filed with the Federal District Court and delivered to Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel such that they are received on or before ________, 2021, in accordance with the instructions set forth in the Notice.

Please Note:  Because the Settlement involves the resolution of derivative claims, which were brought on behalf of and for the benefit of the Company, and stockholder litigation demands, the benefits from the Settlement will go to the Company. Individual WWE shareholders will not receive any direct payment from the Settlement.  Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement.  Also, shareholders are not required to take any action in response to this notice.

PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT.

All questions regarding this notice and the Settlement should be made to the following counsel for Shareholders:

Mark Lebovitch, Esq. Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas, 44th Floor New York, NY 10020 1-800-380-8496 settlements@blbglaw.com	Gregory E. Del Gaizo, Esq. Robbins LLP 5040 Shoreham Place San Diego, CA 92122 (619) 525-3990 gdelgaizo@robbinsllp.com

By Order of the Court
United States District Court for the
District of Connecticut

Exhibit E

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

[PROPOSED] ORDER AND FINAL JUDGMENT
APPROVING SETTLEMENT OF DERIVATIVE ACTIONS

WHEREAS, stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB, Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB, Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB, Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB, Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB (the “Federal Actions”) are pending in this Court;

WHEREAS, stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW, and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW (the “Delaware Actions” and, together with the Federal Actions, the “Actions”), are pending in the Court of Chancery of the State of Delaware (the “Delaware Court”);

WHEREAS, (i) plaintiffs in the Federal Actions and Delaware Actions: Ryan Merholz, Melvyn Klein and/or his personal representative or Estate, Nicholas Jimenez, Rodney Nordstrom, Daniel Kooi, City of Pontiac Police and Fire Retirement System (“Pontiac Police & Fire”), Jesse Rezendes, Amer Dastgir, Bernard Leavy (who filed a books-and-records action), Robert Lowinger, and Proposed Intervenor Dennis Palkon (collectively, “Shareholders”), on behalf of nominal defendant World Wrestling Entertainment, Inc. (“WWE” or the “Company”); (ii) defendants in the Federal Actions and Delaware Actions: Vincent K. McMahon, Stephanie McMahon, Paul Levesque, Frank A. Riddick, III, Stuart U. Goldfarb, Laureen Ong, Robyn W. Peterson, Man Jit Singh, Jeffrey R. Speed, Alan M. Wexler, George A. Barrios, Michelle D. Wilson, Patricia A. Gottesman, and nominal defendant WWE (collectively, “Defendants”); and (c) the demand review committee (the “DRC”) established by the independent members of WWE’s board of directors (the “Board”) to review the pre-suit litigation demands submitted to the Board by Robert Lowinger, Rodney Nordstrom, Ryan Merholz, Nicholas Jimenez, Jesse Rezendes, and Pontiac Police & Fire (the “Litigation Demands”) (Shareholders, Defendants, and the DRC, collectively, the “Parties”), have determined to settle the Federal Actions, the Delaware Actions, and the Litigation Demands (collectively, the “Claims”) on the terms and conditions set forth in the Stipulation and Agreement of Settlement dated September 17, 2021 (the “Stipulation”), subject to approval of this Court (the “Settlement”);

WHEREAS, unless otherwise defined in this Judgment, the capitalized terms herein shall have the same meaning as they have in the Stipulation;

WHEREAS, by Order dated _________ __, 2021 (the “Preliminary Approval Order”), this Court: (i) preliminarily approved the proposed Settlement, as embodied in the Stipulation, subject to further consideration at the Settlement Hearing to be conducted before the Court; (ii) ordered that notice of the proposed Settlement be provided to holders of WWE common stock as of the date of entry of the Preliminary Approval Order (“Current WWE Shareholders”); (iii) provided Current WWE Shareholders with the opportunity to object to the proposed Settlement and Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation expenses; and (iv) scheduled a hearing regarding final approval of the Settlement;

WHEREAS, due and adequate notice has been given to Current WWE Shareholders;

WHEREAS, the Court conducted a hearing on _________ __, 2021 (the “Settlement Hearing”), to consider, among other things: (i) whether the terms and conditions of the Settlement are fair, reasonable, and adequate to the WWE and its shareholders, and should therefore be finally approved by the Court; (ii) whether a judgment should be entered dismissing the Federal Actions with prejudice; and (iii) whether the application by Shareholders’ Counsel for an award of attorneys’ fees and litigation expenses should be approved; and

WHEREAS, the Court having reviewed and considered the Stipulation, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received regarding the Settlement, and the record in the Federal Actions, and good cause appearing therefor;

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED:

1. Jurisdiction – The Court has jurisdiction over the subject matter of the Federal Actions, and all matters relating to the Settlement, as well as personal jurisdiction over the Parties and all WWE shareholders.

2. Incorporation of Settlement Documents – This Judgment incorporates and makes a part hereof:  (a) the Stipulation filed with the Court on _________ __, 2021; and (b) the Notice and Summary Notice, which were filed with the Court on _____________, 2021.

3. Notice  – The Court finds that the form and manner of providing the Notice:  (i) was implemented in accordance with the Preliminary Approval Order; (ii) constituted notice that was reasonably calculated, under the circumstances, to apprise Current WWE Shareholders of the pendency of the Claims, of the effect of the proposed Settlement (including the Releases to be provided thereunder), of Shareholders’ Counsel’s motion for an award of attorneys’ fees and litigation expenses, of their right to object to the Settlement and/or Shareholders’ Counsel’s motion for attorneys’ fees and litigation expenses, and of their right to appear at the Settlement Hearing; (iii) constituted due, adequate, and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (iv) satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable law and rules.

4. Final Settlement Approval and Dismissal of Claims – Pursuant to, and in accordance with, Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby fully and finally approves the Settlement set forth in the Stipulation in all respects (including, without limitation:  the Settlement consideration, the Releases provided for therein; and the dismissal with prejudice of the claims asserted in the Federal Actions), and finds that the Settlement is, in all respects, fair, reasonable, and adequate to WWE and its shareholders.  The Parties are directed to implement, perform, and consummate the Settlement in accordance with the terms and provisions contained in the Stipulation.

5. The Federal Actions are hereby dismissed with prejudice. The Parties shall bear their own costs and expenses, except as otherwise expressly provided in the Stipulation.
6. Binding Effect – The terms of the Stipulation and of this Judgment shall be forever binding on the Parties and WWE shareholders, as well as their respective successors and assigns.

7. Releases – The Releases set forth in paragraphs 4 and 5 of the Stipulation, together with the definitions contained in paragraph 1 of the Stipulation relating thereto, are expressly incorporated herein in all respects.  The Releases are effective as of the Effective Date.  Accordingly, this Court orders that:

(i) Without further action by anyone, and subject to paragraph 8 below, upon the Effective Date of the Settlement, Shareholders on behalf of themselves and, by operation of law, representatively on behalf of WWE and all of its shareholders in their capacity as shareholders (together with Shareholders, “Shareholders’ Releasors”) shall release, and Shareholders’ Releasors shall forever be barred and enjoined from prosecuting, any and all Released Shareholders’ Claims against the Released Defendants’ Persons.

(ii) Without further action by anyone, and subject to paragraph 8 below, upon the Effective Date of the Settlement, Defendants and the DRC, on behalf of themselves and, by operation of law, representatively on behalf of the other Released Defendants’ Persons (together with Defendants and the DRC, “Defendants’ Releasors”) shall release, and Defendants’ Releasors shall forever be barred and enjoined from prosecuting, any and all Released Defendants’ Claims against the Released Shareholders’ Persons.

8. Notwithstanding paragraphs 7(i) – (ii) above, nothing in this Judgment shall bar any action by any of the Parties to enforce or effectuate the terms of the Stipulation or this Judgment.

9. Rule 11 Findings – The Court finds and concludes that the Shareholders, Defendants, and their respective counsel have complied in all respects with the requirements of Rule 11 of the Federal Rules of Civil Procedure in connection with the institution, prosecution, defense, and settlement of the Actions.

10. No Admissions – Neither this Judgment, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto, the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with this Judgment, the Term Sheet, the Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith):

(i) shall be offered against any of the Released Defendants’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Persons with respect to the truth of any fact alleged by Shareholders or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Claims or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Persons or in any way referred to for any other reason as against any of the Released Defendants’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; or

(ii) shall be offered against any of the Released Shareholders’ Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Shareholders’ Persons that any of their claims are without merit, that any of the Released Defendants’ Persons had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement consideration or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Shareholders’ Persons, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the Settlement; provided, however, that the Parties, the Released Persons, and their respective counsel may refer to this Judgment and the Stipulation to effectuate the protections from liability granted under this Judgment and the Stipulation or otherwise to enforce the terms of the Settlement.

11. Award of Attorneys’ Fees and Expenses:   Shareholders’ Counsel are hereby awarded attorneys’ fees and litigation expenses in the total amount of $_____________ (the “Fee and Expense Award”), which sum the Court finds to be fair and reasonable.  WWE shall cause its insurers to pay the full amount of the Fee and Expense Award in accordance with the terms of the Stipulation.

12. No proceedings or court order with respect to the award of attorneys’ fees and litigation expenses to Shareholders’ Counsel, shall in any way disturb or affect this Judgment (including precluding this Judgment from being Final or otherwise being entitled to preclusive effect), and any such proceedings or court order shall be considered separate from this Judgment.

13. Retention of Jurisdiction – Without affecting the finality of this Judgment in any way, this Court retains continuing and exclusive jurisdiction over the Parties and WWE shareholders for purposes of the administration, interpretation, implementation, and enforcement of the Settlement.

14. Modification of the Agreement of Settlement – Without further approval from the Court, the Parties are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits attached thereto to effectuate the Settlement that: (i) are not materially inconsistent with this Judgment; and (ii) do not materially limit the rights of WWE or its shareholders in connection with the Settlement.  Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Settlement.

15. Termination of Settlement – If the Settlement is terminated as provided in the Stipulation, this Judgment shall be vacated and rendered null and void, and shall be of no further force and effect, except as otherwise provided by the Stipulation, and this Judgment shall be without prejudice to the rights of the Parties or WWE shareholders, and Shareholders, Defendants, and the DRC shall revert to their respective positions in the Claims as of immediately prior to the execution of the Term Sheet on August 16, 2021, as provided in the Stipulation.

16. Entry of Final Judgment – There is no just reason to delay the entry of this Judgment as a final judgment in this Action.  Accordingly, the Clerk of the Court is expressly directed to immediately enter this final judgment in this Action.

SO ORDERED this _______ day of ______________, 2021.

________________________________________
The Honorable Victor A. Bolden
United States District Judge